EXHIBIT 10.4
                     ASSET PURCHASE AGREEMENT WITH NPS, INC.

EHXIBIT 10.4
                            STOCK PURCHASE AGREEMENT


         This Stock Purchase Agreement (the "Agreement") is made and entered into as of the 1st day of December 2006 by and among National Professional Services Inc., a Delaware corporation ("NPS"), Richard LaPierre, an individual and shareholder of NPS ("LaPierre"), Dennis Ragain, an individual and shareholder of NPS ("Ragain"), Gerry Beaumont, an individual and shareholder of NPS ("Beaumont"), Gene Taylor, an individual and shareholder of NPS ("Taylor"), Bradley Siler, an individual and shareholder of NPS ("Siler"), Jay R. Goldstein, an individual and shareholder of NPS ("Goldstein") (LaPierre, Ragain, Beaumont, Taylor, Siler, and Goldstein collectively, the "Seller"), and Environmental Service Professionals, Inc., a Nevada corporation (the "Buyer" or "Company"), with respect to the following facts:


                                 R E C I T A L S

         A. Seller owns 100% of the total issued and outstanding capital stock of NPS.

         B. NPS is engaged in the business of developing, marketing, and selling a Web based moisture management report system (the "Business").

         C. The Company desires to acquire from LaPierre, Ragain, Beaumont, Taylor, Siler, and Goldstein and LaPierre, Ragain, Beaumont, Taylor, Siler, and Goldstein desire to sell to the Company 100% of the total issued and outstanding stock of NPS in exchange for $175,000 in cash and 425,000 shares of the Company's common stock (the "Shares"), 225,000 of which Shares will be subject to a call option ("Call Option").

         NOW, THEREFORE, for good and valuable consideration the receipt and sufficiency of which are hereby acknowledged by the parties to this Agreement, and in light of the above recitals to this Agreement, the parties to this Agreement hereby agree as follows:


1.       SALE AND PURCHASE
         -----------------

         1.1 SALE AND PURCHASE OF STOCK. In consideration for the Purchase Price (as defined in Section 1.2 of this Agreement) and the other covenants of the Company in this Agreement, LaPierre, Ragain, Beaumont, Taylor, Siler, and Goldstein hereby agree to convey to the Company all of their capital stock (the "NPS Stock") and right, title and interest in and to NPS, on the Closing Date (as defined in Section 5.1 of this Agreement).

         1.2 PURCHASE PRICE. As consideration for the sale by LaPierre, Ragain, Beaumont, Taylor, Siler, and Goldstein of the shares of NPS Stock to the Company on the Closing Date (as defined in Section 5.1 of this Agreement), the Company will pay to the Seller the following (the "Purchase Price"): (i) $175,000 in cash (the "Cash Payment") (ii) 425,000 shares (the "Shares") of the Company's common stock (the "Stock Payment"); provided however, that the Company will have the right the repurchase all or any portion of 225,000 of the Shares for a repurchase price of $1.00 per Share at any time during the first twelve months following the Closing Date (the "Call Option"), and (iii) a 36 month non-exclusive license to Healthy World Environmental, Inc., an Oregon corporation owned by Ragain, and Bio Science Services West, a company owned by

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Ragain,  to teach the Certified Mold  Professional  program.  Unless  registered under the Securities Act of 1933, as amended, prior to issuance to Seller, the Shares will bear the following legend:

          "THE SHARES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS THEY HAVE BEEN REGISTERED UNDER THAT ACT OR AN EXEMPTION FROM REGISTRATION IS AVAILABLE."

The Shares will also bear the following  legend  regarding  the  Company's  Call
Option:

          "THE SHARES EVIDENCED BY THIS CERTIFICATE ARE SUBJECT TO THE TERMS OF A CALL OPTION WHICH EXPIRES ON TWELVE MONTHS AFTER THE CLOSING 2007."

2.       NON-COMPETE.
         -----------

         As an inducement to Buyer to enter into and to perform its obligations under this Agreement, LaPierre, Ragain, and Beaumont covenant to enter into a non-compete agreement with the Buyer on or before the Closing Date pursuant to which LaPierre, Ragain, and Beaumont will agree that for a period of the shorter of (i) five years from the Closing Date or (ii) 30 months from the date of termination of each respective Consulting Agreement referenced in Section 3 of this Agreement, and in any event while LaPierre, Ragain, Beaumont are employees, officers, directors, or consultants of the Buyer or any of its affiliates, they will not directly or indirectly, whether (a) as employees, agents, consultants, employers, principal, partners, officers or directors; (b) holders of more than five percent of any class of equity securities or more than five percent of the aggregate principal amount of any class of equity securities or more than five percent of the aggregate principal amount of any class of debt, notes or bonds of a company with publicly traded equity securities; or (c) in any other individual or representative capacities whatsoever, in each case for their own account or the account of any other person or entity, engage in any business or trade competing with the then business or trade of the Buyer or its affiliates in the United States (the "Non-Compete Agreement"). LaPierre, Ragain, and Beaumont acknowledge that the restrictions set forth in this Section 2 are fair and reasonable with respect to their duration, scope and area. If, at the time of enforcement of this Section 2, a court holds that the duration, scope or area restrictions stated herein are unreasonable under circumstances then existing, the parties agree that the maximum duration, scope or area reasonable under such circumstances will be substituted for the stated duration, scope or area. In the event of any breach of any provisions of this Section 2, Buyer will have the right, in addition to any other rights and remedies existing in its favor hereunder, to enforce its rights and the obligations of LaPierre, Ragain, and Beaumont under this Section 2 not only by an action or actions for damages but also by an action or actions for specific performance and/or injunctive or other equitable relief in order to enforce or prevent any violations of the provisions of this Section 4. The parties agree that the sum of ten thousand dollars ($10,000) of the cash portion of the Purchase Price will be allocated to the covenant not to compete set forth in Section 2 of this Agreement.

3.       CONSULTING AGREEMENTS.
         ---------------------

         3.1.  LAPIERRE  AND RAGAIN.  On the Closing Date (as defined in Section
5.1 of this Agreement), the Company will enter into a consulting agreement with each of LaPierre and Ragain pursuant to which LaPierre and Ragain will promote, market, and lobby the Company's training program and on-line inspection software system in consideration for which LaPierre and Ragain will each receive 10% of

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the gross receipts  earned by the Company from such training  program and 10% of the gross  receipts  earned by the Company  from fees  generated by such on-line
inspection  software  system,   respectively.   Notwithstanding  the  foregoing,
LaPierre and Ragain agree to provide the following services to the Company on an exclusive basis, free of charge: (i) transition services for a period of thirty
(30) days from the Closing Date, and (ii) introductions to all relevant contacts related to the continued marketing, development, and lobbying of the NPS assets for a period of ninety (90) days after the Closing Date.

         3.2 BEAUMONT. On the Closing Date, the Company and Beaumont will enter into a consulting agreement pursuant to which Beaumont will receive $2,000 per month for a period of twelve months from the Closing Date in consideration for providing the Company with five (5) days per month of technical support for the NPS on-line software system. Notwithstanding the foregoing, Beaumont agrees to provide introductions to the Company free of charge to all relevant contacts related to the continued marketing, development, and lobbying of the NPS assets for a period of ninety (90) days from the date first above written on this Agreement.

4.       FORMATION OF NATIONAL ASSOCIATION OF MOISTURE MANAGEMENT PROFESSIONALS.
         ----------------------------------------------------------------------

         After the Closing, the Company agrees to spend up to $50,000 and to use its best efforts to form the National Association of Moisture Management Professionals ("NAMMP"). The Company agrees to name Beaumont a Director of Education for NAMMP. The Company will retain the right to appoint up to 60% of the governing members of NAMMP and will draft the NAMMP's controlling documents.

5.       CLOSING AND FURTHER ACTS.
         ------------------------

         5.1 TIME AND PLACE OF CLOSING. Upon satisfaction or waiver of the conditions set forth in Section 8 of this Agreement, the closing of the transactions contemplated by this Agreement (the "Closing") will take place at 1111 E. Tahquitz Canyon Way, Palm Springs, California 92262 at 11:00 a.m. (local time) on the date that the parties may mutually agree in writing, but in no event later than January 25, 2007 (the "Closing Date"), unless extended by mutual written agreement of the parties.

         5.2 ACTIONS AT CLOSING. At the Closing, the following actions will take place:

                  (a) Buyer will pay to Seller the Purchase Price as described in Section 1.2 of this Agreement by delivery of (i) the appropriate cash or cash equivalent, which will be deposited in a single account designated by NPS in a writing delivered to the Buyer prior to the Closing, and NPS will be solely responsible for disbursing said monies among the appropriate parties, and (ii) stock certificates evidencing the Stock Payment.

                  (b) Seller will tender to the Company certificates and any other documents evidencing 100% of Seller's 100% ownership in NPS.

                  (c) NPS will deliver to Buyer copies of necessary resolutions of the Board of Directors of NPS authorizing the execution, delivery, and performance of this Agreement and the other agreements contemplated by this Agreement for NPS' execution, and consummation of the transactions contemplated by this Agreement, which resolutions have been certified by an officer of NPS as being valid and in full force and effect.

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                  (d)  Buyer  will   deliver  to  Seller   copies  of  corporate
         resolutions of the Board of Directors of Buyer authorizing the execution, delivery and performance of this Agreement and the other agreements  contemplated  by this Agreement for Buyer's  execution,  if
         any,  and  consummation  of  the  transactions   contemplated  by  this
         Agreement, which resolutions have been certified by an officer of Buyer as being valid and in full force and effect.

                  (e) Each of NPS and the Company will deliver to the other party true and complete copies of each party's Certificate of Incorporation and a Certificate of Good Standing from the appropriate official of each party's jurisdiction of incorporation, which certificates and certificates of good standing are dated not more than 30 days prior to the Closing Date.

                  (g) Any additional documents or instruments as a party may reasonably request or as may be necessary to evidence and affect the sale, assignment, transfer and delivery of the NPS Stock to the Buyer.

         5.3 CONDUCT OF BUSINESS PRIOR TO CLOSING. After the execution of this Agreement by the Buyer and until the Closing, NPS will:

                  (a) consistent with the ordinary course of business, maintain the operations and goodwill of the Business and NPS, and continue its relationships with persons having business dealings with NPS; and

                  (b) consistent with the ordinary course of business, maintain all of the assets of NPS in their current condition, ordinary wear and tear excepted, and insurance on all of said assets in such amounts and of such kinds comparable to that in effect on the date of this Agreement; and

                  (c) maintain the books, accounts and records of NPS using NPS' normal business practices consistently applied, including recognition of revenues and expenses, continue to collect accounts receivable and pay accounts payable utilizing normal procedures and without discontinuing or accelerating payment of such accounts and comply with all contractual and other obligations applicable to the NPS; and

                  (d) not make any change to, or otherwise amend in any way, the contracts with, salaries, wages or other compensation of, any officer, director, agent or other similar representative of NPS (including any increase in any benefits or benefit plan costs or any change in any bonus, insurance, pension, compensation or other benefit plan); and

                  (e) not hire any officer, director, employee, agent or other similar representative of NPS except employees hired in the normal course of business; and

                  (f) not incur any indebtedness for borrowed money except in the ordinary course of business, and not pledge or grant liens or security interests in any of the NPS' Assets; and

                  (g) not sell, transfer or dispose of any assets except for sales in the ordinary course of business; and

                  (h)  not   distribute   any  assets  of  NPS  to  any  of  its
         shareholders or other affiliates of the NPS, or to any other party.

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         5.4 NO  SOLICITATION  AND DUE  DILIGENCE.  NPS will  not,  nor will NPS encourage, facilitate, solicit, or authorize any of its shareholders, directors, officers, employees, agents or representatives to solicit or enter into any discussion (or continue any discussion) with any third party (including the provision of any information to a third party), or enter into any agreement or understanding of any kind regarding the purchase, sale, lease, assignment, conveyance or other disposition or acquisition of all or any portion of its assets, the Business or any capital stock of NPS, for the period commencing on the date first above written and extending until December 31, 2006. During this period and until the Closing or termination of this Agreement, NPS will fully cooperate with the Buyer, and it representatives to enable them to conduct complete due diligence of NPS, the Business, and the books, records and documents relating to NPS and the Business.

         5.5 DUE DILIGENCE BY BUYER. Until the Closing, NPS and Seller will fully cooperate with reasonable requests made by Buyer, and its representatives to enable them to conduct due diligence of NPS.

6.       REPRESENTATIONS AND WARRANTIES OF NPS AND SELLER.
         ------------------------------------------------

         NPS and Seller represent and warrant to Buyer as follows:

         6.1 POWER AND AUTHORITY; BINDING NATURE OF AGREEMENT. NPS and Seller have full power and authority to enter into this Agreement and to perform their obligations hereunder. The execution, delivery, and performance of this Agreement by NPS has been duly authorized by all necessary action on its part. Assuming that this Agreement is a valid and binding obligation of each of the other parties hereto, this Agreement is a valid and binding obligation of NPS and Seller. LaPierre and Ragain hereby specifically represent and warrant that they have and each of them has a binding, valid and fully enforceable special power of attorney coupled with an interest from Beaumont, Taylor, Siler and Goldstein (collectively, the "Special Sellers") to execute this Agreement and all related documents, and to take all appropriate action, on behalf of the
Special Sellers and each of them to implement all of the transaction contemplated by this Agreement.

         6.2 SUBSIDIARIES. There is no corporation, general partnership, limited partnership, joint venture, association, trust or other entity or organization that NPS directly or indirectly controls or in which NPS directly or indirectly owns any equity or other interest.

         6.3 GOOD STANDING. NPS (i) is duly organized, validly existing and in good standing under the laws of the jurisdiction in which it is incorporated,
(ii) has all necessary power and authority to own its assets and to conduct its business as it is currently being conducted, and (iii) is duly qualified or licensed to do business and is in good standing in every jurisdiction (both domestic and foreign) where such qualification or licensing is required.

         6.4 CHARTER DOCUMENTS AND CORPORATE RECORDS. NPS has delivered to Buyer complete and correct copies or provided Buyer with the right to inspect true and complete copies of all (i) the articles of incorporation, bylaws and other charter or organizational documents of NPS, including all amendments thereto,
(ii) the stock records of NPS, and (iii) the minutes and other records of the meetings and other proceedings of the shareholders and directors of NPS. NPS is not in violation or breach of (i) any of the provisions of its articles of incorporation, bylaws or other charter or organizational documents, or (ii) any resolution adopted by its shareholders or directors. There have been no meetings or other proceedings of the shareholders or directors of NPS that are not fully reflected in the appropriate minute books or other written records of NPS.

                                      -5-
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         6.5  FINANCIAL  STATEMENTS.  NPS has  delivered to Buyer the  following financial statements relating to NPS prior to the Closing (the "NPS Financial Statements"): (i) the unaudited assets of NPS as of September 30, 2006 and (ii) the unaudited statements of income for the years ended December 31, 2004 and 2005 and the nine months ended September 30, 2006 and the unaudited balance sheet, statements of retained earnings and shareholders' equity for the month ended September 30, 2006. Except as stated therein or in the notes thereto, the NPS Financial Statements: (a) present fairly the financial position of NPS as of the respective dates thereof and the results of operations and changes in financial position of NPS for the respective periods covered thereby; and (b) have been prepared in accordance with NPS' normal business practices applied on a consistent basis throughout the periods covered. Buyer understands that pursuant to Section 8.1(e) of this Agreement, the NPS Financial Statements will be audited, prepared in accordance with GAAP and delivered to the Buyer prior to the Closing at the expense of NPS.

         6.6 CAPITALIZATION. The authorized capital stock of NPS consists of 1,500 shares of common stock, no par value per share, of which 1,500 shares are issued and outstanding, and no shares of preferred stock. All of the outstanding shares of the capital stock of NPS are validly issued, fully paid and nonassessable, and have been issued in full compliance with all applicable federal, state, local and foreign securities laws and other laws.

         6.7 ABSENCE OF CHANGES. Except as otherwise set forth on Schedule 6.7 hereto or otherwise disclosed to Buyer in writing prior to the Closing, since September 30, 2006:

                  (a) There has not been any material adverse change in the business, condition, assets, operations or prospects of NPS and no event has occurred or, to NPS' knowledge, is expected to occur after the Closing that might have a material adverse effect on the business, condition, assets, operations or prospects of NPS.

                  (b) NPS has not (i) declared, set aside or paid any dividend or made any other contribution in respect of any shares of capital stock, nor (ii) repurchased, redeemed or otherwise reacquired any shares of capital stock or other securities.

                  (c) NPS has not sold or otherwise issued any shares of capital stock or any other securities.

                  (d) NPS has not amended its articles of incorporation, bylaws or other charter or organizational documents, nor has it effected or been a party to any merger, recapitalization, reclassification of shares, stock split, reverse stock split, reorganization or similar transaction.

                  (e) NPS has not formed any subsidiary or contributed any funds or other assets to any subsidiary.

                  (f) NPS has not purchased or otherwise acquired any assets, nor has it leased any assets from any other person, except in the ordinary course of business consistent with past practice.

                  (g) NPS has not made any capital expenditure outside the ordinary course of business or inconsistent with past practice, or in an amount exceeding ten thousand dollars ($10,000) singly or in excess of fifty thousand dollars ($50,000) in the aggregate, without Buyer's consent.

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

                  (h) NPS has not sold or otherwise transferred any assets to any other person, except in the ordinary course of business consistent with past practice and at a price equal to the fair market value of the assets transferred.

                  (i) There has not been any loss, damage or destruction to any of the properties or assets of NPS (whether or not covered by insurance).

                  (j) NPS has not written off as uncollectible any indebtedness or accounts receivable, except for write offs that were made in the ordinary course of business consistent with past practice and that involved less than $10,000 singly and less than $50,000 in the aggregate.

                  (k) NPS has not leased any assets to any other person except in the ordinary course of business consistent with past practice and at a rental rate equal to the fair rental value of the leased assets.

                  (l) NPS has not mortgaged, pledged, hypothecated or otherwise encumbered any assets, except in the ordinary course of business consistent with past practice.

                  (m) NPS has not entered into any contract, or incurred any debt, liability or other obligation (whether absolute, accrued, contingent or otherwise), except for (i) contracts that were entered into in the ordinary course of business consistent with past practice and that have terms of less than six months and do not contemplate payments by or to NPS which will exceed, over the term of the contract, ten thousand dollars ($10,000) in the aggregate, and (ii) current liabilities incurred in the ordinary course of business consistent with the past practice.

                  (n) NPS has not made any loan or advance to any other person, except for advances that have been made to customers in the ordinary course of business consistent with past practice and that have been properly reflected as "accounts receivables."

                  (o) Other than annual raises or bonuses paid or provided consistent with past business practices, NPS has not paid any bonus to, or increased the amount of the salary, fringe benefits or other compensation or remuneration payable to, any of the directors, officers or employees of NPS.

                  (p) No contract or other instrument to which NPS is or was a party or by which NPS or any of its assets are or were bound has been amended or terminated, except in the ordinary course of business consistent with past practice.

                  (q) NPS has not discharged any lien or discharged or paid any indebtedness, liability or other obligation, except for current liabilities that (i) are reflected in the NPS Financial Statements as of September 30, 2006 or have been incurred since September 30, 2006 in the ordinary course of business consistent with past practice, and (ii) have been discharged or paid in the ordinary course of business consistent with past practice.

                  (r) NPS has not forgiven any debt or otherwise released or waived any right or claim, except in the ordinary course of business consistent with past practice.

                  (s) NPS has not changed its methods of accounting or its accounting practices in any respect.

                  (t) NPS has not entered into any transaction outside the ordinary course of business or inconsistent with past practice.

                  (u) NPS has not agreed or committed (orally or in writing) to do any of the things described in clauses (b) through (t) of this
         Section 6.7.

         6.8 ABSENCE OF UNDISCLOSED LIABILITIES. NPS has no debt, liability or other obligation of any nature (whether due or to become due and whether absolute, accrued, contingent or otherwise) that is not reflected or reserved against in the NPS Financial Statements as of September 30, 2006, except for obligations incurred since September 30, 2006 in the ordinary and usual course of business consistent with past practice.

         6.9      CONTRACTS.

                  (a) NPS has delivered to Buyer a complete and accurate list and provided Buyer with true and complete copies of all contracts or agreements of NPS which are (i) material to the Business as currently conducted; (ii) are subject to default or termination upon a change in control of NPS; (iii) create a partnership or joint venture; (iv) impose a noncompetition obligation on NPS, or an officer, director or employee thereof; or (v) relating to the employment of any individual on a full-time, part-time, consulting, or other basis (collectively, "Material Contracts").

                  (b) Each Material Contract is in full force and effect and is valid and enforceable in accordance with its terms.

                  (c) No event has occurred or circumstance exists that may contravene, conflict with or result in a violation or breach of, or give any party to a Material Contract the right to declare a default or exercise any remedy thereunder, or to accelerate the maturity or performance of, or to cancel, terminate, or modify any Material Contract.

                  (d) Neither NPS nor any of its affiliates have received any written notice regarding any actual, alleged or potential violation or breach of, or default under, any Material Contract which has not been entirely cured.

         6.10 ACCOUNTS RECEIVABLE. Except as otherwise disclosed in writing to Buyer prior to the Closing, all of NPS' accounts receivable represent valid obligations arising from sales actually made or services actually performed in the ordinary course of Business and have been collected or are collectible in the lawful and ordinary course of business as heretofore conducted, subject to the reserve for bad debt recorded on the NPS Financial Statements.

         6.11     NPS ASSETS.

                  (a) The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby will not result in a breach of the terms and conditions of, or result in a loss of rights under, or result in the creation of any lien, charge or encumbrance upon, any of the assets of the Business.

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                  (b) NPS has good and  marketable  title to all of its  assets, free and clear of all mortgages, liens, leases, pledges, charges, encumbrances, equities or claims, except as expressly disclosed in writing by Seller to Buyer prior to the Closing Date.

                  (c) NPS owns all copyrights, trademarks, and tradenames related to the Business and the use of such copyrights, trademarks, and tradenames has not and will not infringe on the rights of any third party.

                  (d) NPS' assets are not subject to any material liability, absolute or contingent, which has not been disclosed by Seller to Buyer in writing prior to the Closing Date nor is NPS subject to any liability, absolute or contingent, which has not been disclosed to and acknowledged by Buyer in writing prior to the Closing Date.

                  (e) Seller has provided to Buyer in writing an accurate description of all of the assets of NPS or used in the business of NPS.

                  (f) Seller has provided to Buyer in writing a list of all contracts, agreements, licenses, leases, arrangements, commitments and other undertakings to which NPS is a party or by which it or its property is bound. Except as specified by Seller to Buyer in writing prior to the Closing Date, all of such contracts, agreements, leases, licenses and commitments are valid, binding and in full force and effect.

                  (g) All of the machinery, equipment, furniture and fixtures as of the Closing Date will be in the same condition as on the date of this Agreement, normal wear and tear excepted. NPS hereby conveys to Buyer (to the extent it is able under the applicable warranty documents) any and all product warranty or similar rights that NPS may have against third parties in respect of the condition of any assets.

         6.12 COMPLIANCE WITH LAWS; LICENSES AND PERMITS. NPS is not in violation of, nor has it failed to conduct its business in full compliance with, any applicable federal, state, local or foreign laws, regulations, rules, treaties, rulings, orders, directives or decrees. NPS has delivered to Buyer a complete and accurate list and provided Buyer with the right to inspect true and complete copies of all of the licenses, permits, authorizations and franchises to which NPS is subject and all said licenses, permits, authorizations and franchises are valid and in full force and effect. Said licenses, permits, authorizations and franchises constitute all of the licenses, permits, authorizations and franchises necessary to permit NPS to conduct its business in the manner in which it is now being conducted, and NPS is not in violation or breach of any of the terms, requirements or conditions of any of said licenses, permits, authorizations or franchises.

         6.13 TAXES. Except as disclosed herein, NPS has accurately and completely filed with the appropriate United States state, local and foreign governmental agencies all tax returns and reports required to be filed (subject to permitted extensions applicable to such filings), and has paid or accrued in full all taxes, duties, charges, withholding obligations and other governmental liabilities as well as any interest, penalties, assessments or deficiencies, if any, due to, or claimed to be due by, any governmental authority (including taxes on properties, income, franchises, licenses, sales and payrolls). (All such items are collectively referred to herein as "Taxes"). The NPS Financial Statements fully accrue or reserve all current and deferred taxes. NPS is not a party to any pending action or proceeding, nor is any such action or proceeding threatened by any governmental authority for the assessment or collection of Taxes. No liability for taxes has been incurred other than in the ordinary course of business. There are no liens for Taxes except for liens for property taxes not yet delinquent. NPS is not a party to any Tax sharing, Tax allocation, Tax indemnity or statute of limitations extension or waiver agreement and in the past year has not been included on any consolidated combined or unitary return with any entity other than NPS. NPS has duly withheld from each payment made to each person from whom such withholding is required by law the amount of all Taxes or other sums (including but not limited to United States federal income taxes, any applicable state or municipal income tax, disability tax, unemployment insurance contribution and Federal Insurance Contribution Act taxes) required to be withheld therefrom and has paid the same to the proper tax authorities prior to the due date thereof. To the extent any Taxes withheld by NPS have not been paid as of the Closing Date because such Taxes were not yet due, such Taxes will be paid to the proper tax authorities in a timely manner. All Tax returns filed by the NPS are accurate and comply with and were prepared in accordance with applicable statutes and regulations.

         6.14 ENVIRONMENTAL COMPLIANCE MATTERS. To the best of the knowledge of NPS, without conducting any study or independent investigation, NPS has at all relevant times with respect to the Business been in material compliance with all environmental laws, and has received no potentially responsible party notices or similar notices from any governmental agencies or private parties concerning releases or threatened releases of any "hazardous substance" as that term is defined under 42 U.S.C. 960(1)(14).

         6.15 COMPENSATION. Since September 30, 2006, NPS has not paid or committed to pay to or for the benefit of any of its officers or directors any compensation of any kind other than wages, salaries and benefits at times and rates in effect on September 30, 2006, subject to wage increases of less than ten percent paid or payable to employees other than officers and directors, nor have they effected or agreed to effect any amendment or supplement to any employee profit sharing, stock option, stock purchase, pension, bonus, incentive, retirement, medical reimbursement, life insurance, deferred compensation or any other employee benefit plan or arrangement. NPS does not have any bonus plan or obligations with respect to any bonus plan. NPS has provided Buyer with a full and complete list of all officers, directors, employees and consultants of NPS as of the date hereof, specifying their names and job designations, their dates of hire, the total amount paid or payable as wages, salaries or other forms of direct compensation, and the basis of such compensation, whether fixed or commission or a combination thereof.

         6.16     NO DEFAULT.

                  (a) Each of the contracts, agreements or other instruments of NPS and each of the standard Customer Agreements or contracts of NPS is a legal, binding and enforceable obligation by or against NPS, subject to the effect of applicable bankruptcy, insolvency, reorganization, moratorium or other similar federal or state laws affecting the rights of creditors and the effect or availability of rules of law governing specific performance, injunctive relief or other equitable remedies (regardless of whether any such remedy is considered in a proceeding at law or in equity). No party with whom NPS has an agreement or contract is in default thereunder or has breached any terms or provisions thereof which is material to the conduct of NPS' business.

                  (b) NPS has performed, or is now performing, the obligations of, and NPS is not in material default (or would by the lapse of time and/or the giving of notice be in material default) in respect of, any contract, agreement or commitment binding upon it or its assets or properties and material to the conduct of its Business. No third party has raised any claim, dispute or controversy with respect to any of the executory contracts of NPS, nor has NPS received notice of warning of alleged nonperformance, delay in delivery or other noncompliance by NPS with respect to its obligations under any of those contracts, nor are there any facts which exist indicating that any of those contracts may be totally or partially terminated or suspended by the other parties thereto.

         6.17 BUSINESS AND CUSTOMERS. NPS has provided Buyer a complete and accurate list and provided Buyer with the right to inspect true and complete copies of (a) a written list of all its customers as of the Closing Date, (b) the amount for which each such customer was invoiced during the nine month period ending September 30, 2006, and (c) the expiration date of the NPS' contracts with such customers. Except as otherwise disclosed to Buyer in writing, NPS has received no notice and, has no reason to believe, that any significant customer of NPS (i) has ceased, or will cease, to use the products, goods, or services of NPS, (ii) has substantially reduced, or will substantially reduce, the use of products, goods, or services of NPS or (iii) has sought, or is seeking, to reduce the price it will pay for products, goods, or services of NPS, including in each case after the consummation of the transactions contemplated hereby. No customer of NPS described in clause (a) of this section has otherwise threatened to take any action described in the preceding sentence as a result of the consummation of the transactions contemplated by this Agreement.

         6.18 SUPPLIERS. NPS has provided Buyer with (a) the names of all suppliers from which NPS ordered inventories and other products, goods, and services with an aggregate purchase price for each such supplier of $10,000 or more during the nine month period ended September 30, 2006 and (b) the amount for which each such supplier invoiced NPS during such period. NPS has not received any notice from any such supplier indicating that there is or will be a material change in the price of such items or services, and has no reason to believe that there will be any such material change in the price of such items or services, or that any such supplier (other than Buyer) will not sell such items to NPS at any time after the Closing Date on terms and conditions similar to those used in its current sales to NPS, subject to general and customary price increases. No supplier to NPS described in clause (a) of the first sentence of this section has otherwise threatened to take any action described in the preceding sentence as a result of the consummation of the transactions contemplated by this Agreement.

         6.19 PRODUCT WARRANTIES. Except as otherwise disclosed in writing to Buyer prior to the Closing and for warranties under applicable law, (a) there are no warranties, express or implied, written or oral, with respect to the products of NPS, (b) there are no pending or threatened claims with respect to any such warranty, and (c) NPS has no, and after the Closing Date, will have no, liability with respect to any such warranty, whether known or unknown, absolute, accrued, contingent, or otherwise and whether due or to become due, other than customary returns in the ordinary course of business that are fully reserved against in the NPS Financial Statements.

         6.20     PROPRIETARY RIGHTS.

                  (a) NPS has provided Buyer in writing a complete and accurate list and provided Buyer with the right to inspect true and complete copies of all software, patents and applications for patents, trademarks, trade names, service marks, and copyrights, and applications therefore, owned or used by NPS or in which it has any rights or licenses, except for software used by NPS and generally available on the commercial market. NPS has provided Buyer with a complete and accurate description of all agreements or provided Buyer with the right to inspect true and complete copies of all agreements of NPS with each officer, employee or consultant of NPS providing NPS with title and ownership to patents, patent applications, trade secrets and inventions developed or used by NPS in its business. To NPS' knowledge, all of such agreements are valid, enforceable and legally binding, subject to the effect or availability of rules of law governing specific performance, injunctive relief or other equitable remedies (regardless of whether any such remedy is considered in a proceeding at law or in equity).

                  (b) NPS owns or possesses licenses or other rights to use all computer software, software programs, patents, patent applications, trademarks, trademark applications, trade secrets, service marks, trade names, copyrights, inventions, drawings, designs, customer lists, propriety know-how or information, or other rights with respect thereto (collectively referred to as "Proprietary Rights"), used in the business of NPS, and the same are sufficient to conduct NPS' business as it has been and is now being conducted.

                  (c) To NPS' knowledge, the operations of NPS do not conflict with or infringe, and no one has asserted to NPS that such operations conflict with or infringe on any Proprietary Rights owned, possessed or used by any third party. There are no claims, disputes, actions, proceedings, suits or appeals pending against NPS with respect to any Proprietary Rights, and to the knowledge of the management of NPS none has been threatened against NPS. To the best knowledge of the management of NPS there are no facts or alleged fact which would reasonably serve as a basis for any claim that NPS does not have the right to use, free of any rights or claims of others, all Proprietary Rights in the development, manufacture, use, sale or other disposition of any or all products or services presently being used, furnished or sold in the conduct of the business of NPS as it has been and is now being conducted.

                  (d) To NPS' knowledge, no employee of NPS is in violation of any term of any employment contract, proprietary information and inventions agreement, non-competition agreement, or any other contract or agreement relating to the relationship of any such employee with NPS or any previous employer.

         6.21 INSURANCE. NPS has provided Buyer with a complete and accurate list of all policies of insurance and provided Buyer with the right to inspect true and complete copies of all policies of insurance to which NPS is a party or is a beneficiary or named insured as of the Closing Date. NPS has in full force and effect, with all premiums due thereon paid, the policies of insurance set forth therein. All the insurable properties of NPS are insured in amounts and coverage and against risks and losses which are adequate and usually insured
against  by  persons  holding  or  operating   similar   properties  in  similar
businesses. There were no claims in excess of $10,000 asserted or currently outstanding under any of the insurance policies of NPS in respect of all motor vehicle, general liability, errors and omissions, workers compensation, and medical claims during the calendar year ending on December 31, 2005 or the nine months ending September 30, 2006.

         6.22 LABOR RELATIONS. None of the employees of NPS are represented by any union or are parties to any collective bargaining arrangement, and no attempts are being made to organize or unionize any of NPS' employees. Except as disclosed in writing to Buyer prior to the Closing, there is not presently pending or existing, and there is not presently threatened, any (a) strike, slowdown, picketing, work stoppage or employee grievance process, or (b) action, arbitration, audit, hearing, investigation, litigation, or suit (whether civil, criminal, administrative, investigative, or informal) against or affecting NPS relating to the alleged violation of any legal requirement pertaining to labor relations or employment matters. NPS is in compliance with all applicable laws respecting employment and employment practices, terms and conditions of employment, wages and hours, occupational safety and health and is not engaged in any unfair labor practices. NPS is in compliance with the Immigration Reform and Control Act of 1986.

         6.23 EMPLOYEE BENEFITS. NPS has provided Buyer with a complete and accurate list of all employee payroll and benefit plans of the NPS and provided Buyer with the right to inspect true and complete copies of all employee payroll and benefit plans of NPS (i) currently in effect, and (ii) with respect to which NPS may have any liability or obligation (the "Employee Plans"). NPS has made available to Buyer a copy of each Employee Plan, including any amendments thereto and all related trust agreements and insurance contracts and, to the extent any Employee Plan is not in writing, a short summary of such plan has been provided to Buyer. All Employee Plans have been administered in substantial compliance with their terms, except for any noncompliance that could not be reasonably expected to have a material adverse effect on NPS, its Business, or the Acquired Assets. Except as disclosed to Buyer by NPS in writing, none of the employees of NPS are covered by a collective bargaining agreement or any multi-employer plan.

         6.24 S CORPORATION STATUS. NPS has not at any time elected to be treated as, and is not currently governed by, Subchapter S of the Internal Revenue Code of 1986, as amended.

         6.25 CONDITION OF PREMISES. All real property leased by NPS is in good condition and repair, ordinary wear and tear excepted.

         6.26 NO DISTRIBUTOR AGREEMENTS. Except as disclosed in writing to Buyer prior to the Closing, NPS is not a party to, nor is the property of NPS bound by, any distributors' or manufacturer's representative or agency agreement.

         6.27 CONFLICT OF INTEREST TRANSACTIONS. No past or present shareholder, director, officer or employee of NPS or any of their affiliates (i) is indebted to, or has any financial, business or contractual relationship or arrangement with NPS, or (ii) has any direct or indirect interest in any property, asset or right which is owned or used by NPS or pertains to the business of NPS.

         6.28 LITIGATION. There is no action, suit, proceeding, dispute, litigation, claim, complaint or investigation by or before any court, tribunal, governmental body, governmental agency or arbitrator pending or threatened against or with respect to NPS which (i) if adversely determined would have an adverse effect on the business, condition, assets, operations or prospects of NPS, or (ii) challenges or would challenge any of the actions required to be taken by NPS under this Agreement. There exists no basis for any such action, suit, proceeding, dispute, litigation, claim, complaint or investigation.

         6.29 NON-CONTRAVENTION. Neither (a) the execution and delivery of this Agreement, nor (b) the performance of this Agreement will: (i) contravene or result in a violation of any of the provisions of the organizational documents of NPS; (ii) contravene or result in a violation of any resolution adopted by the shareholders or directors of NPS; (iii) result in a violation or breach of, or give any person the right to declare (whether with or without notice or lapse of time) a default under or to terminate, any agreement or other instrument to which NPS is a party or by which NPS or any of its assets are bound; (iv) give any person the right to accelerate the maturity of any indebtedness or other obligation of NPS; (v) result in the loss of any license or other contractual right of NPS; (vi) result in the loss of, or in a violation of any of the terms, provisions or conditions of, any governmental license, permit, authorization or franchise of NPS; (vii) result in the creation or imposition of any lien, charge, encumbrance or restriction on any of the assets of NPS; (viii) result in the reassessment or revaluation of any property of NPS; by any taxing authority or other governmental authority; (ix) result in the imposition of, or subject NPS; to any liability for, any conveyance or transfer tax or any similar tax; or
(x) result in a violation of any law, rule, regulation, treaty, ruling, directive, order, arbitration award, judgment or decree to which NPS or any of its assets or any limited liability interests are subject.

         6.30 APPROVALS. NPS has provided Buyer with a complete and accurate list of all jurisdictions in which NPS is authorized to do business. No authorization, consent or approval of, or registration or filing with, any governmental authority is required to be obtained or made by NPS in connection with the execution, delivery or performance of this Agreement, including the conveyance to Buyer of the Business.

         6.31 BROKERS. NPS has not agreed to pay any brokerage fees, finder's fees or other fees or commissions with respect to the transactions contemplated by this Agreement, and, to NPS' knowledge, no person is entitled, or intends to claim that it is entitled, to receive any such fees or commissions in connection with such transaction.

         6.32 SPECIAL GOVERNMENT LIABILITIES. NPS has no existing or pending liabilities, obligations or deferred payments due to any federal, state or local government agency or entity in connection with its business or with any program sponsored or funded in whole or in part by any federal, state or local government agency or entity, nor is NPS or Seller aware of any threatened action or claim or any condition that could support an action or claim against NPS, the Business for any of said liabilities, obligations or deferred payments.

         6.33 FULL DISCLOSURE. Neither this Agreement (including the exhibits hereto) nor any statement, certificate or other document delivered to Buyer by or on behalf of NPS contains any untrue statement of a material fact or omits to state a material fact necessary to make the representations and other statements contained herein and therein not misleading.

         6.34 NON-DISTRIBUTIVE INTENT. The Shares being acquired by Seller as part of the Purchase Price pursuant to this Agreement are not being acquired by Seller with a view to the public distribution of them.

         6.35 REPRESENTATIONS TRUE ON CLOSING DATE. The representations and warranties of NPS set forth in this Agreement are true and correct on the date hereof, and will be true and correct on the Closing Date as though such representations and warranties were made as of the Closing Date. Buyer's knowledge will not act as a waiver of any breach of the representations and warranties contained herein by NPS or Seller.

         6.36 TAX ADVICE. NPS and Seller hereby represent and warrant that they have sought their own independent tax advice regarding the transactions contemplated by this Agreement and neither NPS nor Seller have relied on any representation or statement made by Buyer, the Company, or their representatives regarding the tax implications of such transactions.

7.       REPRESENTATIONS AND WARRANTIES OF BUYER.
         ---------------------------------------

         Buyer represents and warrants to Seller as follows:

         7.1 POWER AND AUTHORITY; BINDING NATURE OF AGREEMENT. Buyer has full power and authority to enter into this Agreement and to perform its obligations hereunder. The execution, delivery and performance of this Agreement by Buyer have been duly authorized by all necessary action on its part. Assuming that this Agreement is a valid and binding obligation of the other party hereto, this Agreement is a valid and binding obligation of Buyer.

         7.2 GOOD STANDING OF BUYER. Buyer (i) is duly organized, validly existing and in good standing under the laws of the jurisdiction in which it is incorporated, (ii) has all necessary power and authority to own its assets and to conduct its business as it is currently being conducted, and (iii) is duly qualified or licensed to do business and is in good standing in every jurisdiction (both domestic and foreign) where such qualification or licensing is required.

         7.3 CHARTER DOCUMENTS AND CORPORATE RECORDS OF BUYER. Buyer has made available to Seller to review complete and correct copies of (i) the articles of incorporation, bylaws and other charter or organizational documents of Buyer, including all amendments thereto, (ii) the stock records of Buyer, and (iii) the minutes and other records of the meetings and other proceedings of the shareholders and directors of Buyer. Buyer is not in violation or breach of (i) any of the provisions of its articles of incorporation, bylaws or other charter or organizational documents, or (ii) any resolution adopted by its shareholders or directors. There have been no meetings or other proceedings of the shareholders or directors of Buyer that are not fully reflected in the appropriate minute books or other written records of Buyer.

         7.4 CAPITALIZATION OF BUYER. The authorized capital stock of Buyer consists of 100,000,000 shares of common stock, par value $0.001 per share, approximately 19,400,000 shares of which are issued and outstanding, and 1,000,000 shares of preferred stock, par value $0.001 per share, none of which are issued or outstanding. All of the outstanding shares of the capital stock of Buyer are validly issued, fully paid and nonassessable, and have been issued in full compliance with all applicable federal, state, local and foreign securities laws and other laws. Buyer either has sufficient authorized capital stock to meet its obligations under this Agreement or has the ability to authorize the issuance of additional capital stock.

         7.5 FINANCIAL STATEMENTS. The Company has made available to Seller to review the following financial statements (the "Company Financial Statements"): the audited income statements and statement of operations of the Company for the fiscal years ended December 31, 2003, 2004, and 2005, the audited balance sheet of the Company as of December 31, 2005, and the unaudited income statements, statement of operations, and balance sheet of the Company for the nine months ended September 30, 2006. Except as stated therein or in the notes thereto, the Company Financial Statements: (a) present fairly the financial position of the Company as of the respective dates thereof and the results of operations and changes in financial position of the Company for the respective periods covered thereby; and (b) have been prepared in accordance with the Company's normal business practices applied on a consistent basis throughout the periods covered.

         7.6 APPROVALS. To Buyer's knowledge, no authorization, consent or approval of, or registration or filing with, any governmental authority or any other person is required to be obtained or made by Buyer in connection with the execution, delivery or performance of this Agreement or the Employment Agreement.

         7.7 BROKERS. Buyer has not agreed to pay any brokerage fees, finder's fees or other fees or commissions with respect to the transactions contemplated by this Agreement, and, to Buyer's knowledge, no person is entitled, or intends to claim that it is entitled, to receive any such fees or commissions in connection with such transaction.

         7.8 REPRESENTATIONS TRUE ON CLOSING DATE. To the Buyer's knowledge, the representations and warranties of Buyer set forth in this Agreement are true and correct on the date hereof, and will be true and correct on the Closing Date as though such representations and warranties were made as of the Closing Date.

         7.9 NON-DISTRIBUTIVE INTENT. The shares of NPS Stock being purchased by the Company pursuant to this Agreement are not being acquired by the Company with a view to the public distribution of them.

         7.10 NON CONTRAVENTION. To the Company's knowledge neither the execution and delivery of this Agreement, nor the performance of this Agreement will contravene or result in a material violation of any of the provisions of any other agreement or obligation of the Company.

8.       CONDITIONS TO CLOSING.
         ---------------------

         8.1 CONDITIONS PRECEDENT TO BUYER'S OBLIGATION TO CLOSE. Buyer's obligation to close the stock purchase as contemplated in this Agreement is conditioned upon the occurrence or waiver by Buyer of the following:

                  (a)  Seller   shall  have   delivered   to  the   Company  all
         certificates evidencing Seller's ownership of 100% of the capital stock of NPS.

                  (b) All Taxes (except corporate income taxes) due and payable by NPS without regard to any deferral by reason of extension, payment programs, or any other reason, must have been paid in full. Any Taxes accrued but not yet payable must be reflected on NPS' balance sheet delivered to Buyer.

                  (c) The financial condition of NPS must be as set forth in the NPS Financial Statements as of September 30, 2006, except for changes arising as a result of the conduct of NPS' Business in the ordinary course of business, since September, 2006. NPS must submit to Buyer prior to or as soon as practicable after the Closing audited financial statements prepared in accordance with GAAP, certified by an independent certified public accounting firm qualified to practice before the Securities and Exchange Commission, covering NPS' two most recent fiscal years (at NPS's expense) and its most recent fiscal quarter (unaudited and prepared in NPS' normal business practices consistently applied).

                  (d) NPS must have delivered to Buyer a certificate executed by the Secretary of NPS certifying (i) the names of the officers of NPS authorized to sign this Agreement to which it is a party and all other documents and instruments executed by NPS pursuant hereto, together with the true signatures of such officers; (ii) copies of corporate resolutions adopted by the Board of Directors of NPS authorizing the appropriate officers of NPS to execute and deliver this Agreement and all other agreements, documents and instruments executed by the Seller pursuant hereto and to consummate the transactions contemplated herein.

                  (e) The Buyer must in its sole discretion be satisfied with its full and complete due diligence of NPS and all other aspects of the transactions contemplated by this Agreement, including but not limited to financial, legal and business affairs of NPS and discussions with NPS' customers and vendors. The Buyer must confirm its satisfaction in a writing delivered to the Seller.

                  (f) Such directors of NPS as the Company shall have specified in writing shall have submitted their resignations (to be effective as of the Closing) from the Board of Directors of the Company. The directors of NPS shall have duly appointed (effective as of the Closing) such other persons as the Company shall have designated to fill the vacancies on the Company's Board of Directors.

                  (g) All representations and warranties of NPS and Seller made in this Agreement or in any exhibit or schedule hereto delivered by NPS or Seller must be true and correct as of the Closing Date with the same force and effect as if made on and as of that date. Buyer must receive a written representation from NPS and Seller at the Closing that no material adverse change has occurred to NPS or the Business between September 30, 2006 and the Closing Date.

                  (h) NPS must have performed and complied with all agreements, covenants and conditions required by this Agreement to be performed or complied with by NPS prior to or at the Closing Date.

                  (i) NPS must have signed any customary investor representation letters requested by the Buyer in connection with the issuance of the
         Buyer's securities as part of the purchase price for the NPS Stock, which will include, but not be limited to representations and warranties by NPS and Seller confirming their investment sophistication, knowledge, and experience, their financial condition, and their access to information regarding the Buyer.

         8.2 CONDITIONS PRECEDENT TO SELLER'S OBLIGATION TO CLOSE. Seller's obligation to close the stock purchase as contemplated in this Agreement is conditioned upon the occurrence or waiver by Seller of the following:

                  (a) All representations and warranties of Buyer made in this Agreement or in any exhibit hereto delivered by Buyer must be true and correct on and as of the Closing Date with the same force and effect as if made on and as of that date.

                  (b) Buyer must have performed and complied with all agreements and conditions required by this Agreement to be performed or complied with by Buyer prior to or at the Closing Date.

         8.3 NOTICE REQUIREMENT. Seller or NPS will give prompt written notice to Buyer of any development occurring after the date of this Agreement, or any item about which NPS did not have actual knowledge on the date of this Agreement, which causes or reasonably could be expected to cause a breach of any of the representations and warranties in Section 6 of this Agreement. Buyer will give prompt written notice to Seller of any development occurring after the date of this Agreement, or any item about which Buyer did not have actual knowledge on the date of this Agreement, which causes or reasonably could be expected to cause a breach of any of the representations and warranties in Section 7 of this Agreement.

9.       FURTHER ASSURANCES AND POST CLOSING COVENANTS AND OBLIGATIONS.
         -------------------------------------------------------------
         Following the Closing, Buyer shall, whenever reasonably requested by Seller (including reasonable prior notice to Buyer) and during normal business hours, permit Seller or their respective representatives to have access to such business records (including without limitation computer files) turned over to Buyer pursuant to this Agreement as may be required by Seller. Buyer shall use commercially reasonable efforts to preserve and maintain NPS' payroll records for each fiscal year until the expiration of the statute of limitations (and any waivers or extensions thereof) for tax purposes relating to such year, and all other records relating to the Business for at least three years after the Closing Date.

10.      SURVIVAL OF REPRESENTATIONS AND WARRANTIES.
         ------------------------------------------

         All representations and warranties made by each of the parties hereto will survive the Closing for a period of three years after the Closing Date.

11.      INDEMNIFICATION.
         ---------------

         11.1 INDEMNIFICATION BY SELLER. Seller agrees to indemnify, defend and hold harmless Buyer and its affiliates against any and all claims, demands, losses, costs, expenses, obligations, liabilities and damages, including interest, penalties and attorney's fees and costs, incurred by Buyer or any of its affiliates arising, resulting from, or relating to any and all liabilities of NPS accrued prior to the Closing or relating to the NPS Stock, any misrepresentation of a material fact or omission to disclose a material fact made by Seller or NPS in this Agreement, in any exhibits to this Agreement or in any other document furnished or to be furnished by Seller or NPS under this Agreement, or any breach of, or failure by NPS or Seller to perform, any of their representations, warranties, covenants or agreements in this Agreement or in any exhibit or other document furnished or to be furnished by NPS or Seller under this Agreement.

         11.2 INDEMNIFICATION BY BUYER. Buyer agrees to indemnify, defend and hold harmless Seller against any and all claims, demands, losses, costs, expenses, obligations, liabilities and damages, including interest, penalties and attorneys' fees and costs incurred by Seller arising, resulting from or relating to any breach of, or failure by Buyer to perform, any of its representations, warranties, covenants or agreements in this Agreement or in any exhibit or other document furnished or to be furnished by Buyer under this Agreement.

         11.3     PROCEDURE FOR INDEMNIFICATION CLAIMS.

                  (a) Whenever any parties become aware that a claim (an "Underlying Claim") has arisen entitling them to seek indemnification under this Section 11 of the Agreement, such parties (the "Indemnified Parties") shall promptly send a notice ("Notice") to the parties liable for such indemnification (the "Indemnifying Parties") of the right to indemnification (the "Indemnity Claim"); provided, however, that the failure to so notify the Indemnifying Parties will relieve the Indemnifying Parties from liability under this Agreement with respect to such Indemnity Claim only if, and only to the extent that, such failure to notify the Indemnifying Parties results in the forfeiture by the Indemnifying Parties of rights and defenses otherwise available to the Indemnifying Parties with respect to the Underlying Claim. Any Notice pursuant to this Section 11.3(a) shall set forth in reasonable detail, to the extent then available, the basis for such Indemnity Claim and an estimate of the amount of damages arising therefrom.

                  (b) If an Indemnity Claim does NOT result from or arise in connection with any Underlying Claim or legal proceedings by a third party, the Indemnifying Parties will have thirty (30) calendar days following receipt of the Notice to issue a written response to the Indemnified Parties, indicating the Indemnifying Parties' intention to either (i) contest the Indemnity Claim or (ii) accept the Indemnity Claim as valid. The Indemnifying Parties' failure to provide such a written response within such thirty (30) day period shall be deemed to be an acceptance of the Indemnity Claim as valid. In the event that an

         Indemnity Claim is accepted as valid, the Indemnifying Parties shall, within fifteen (15) Business Days thereafter, pay the damages incurred by the Indemnified Parties in respect of the Underlying Claim in cash by wire transfer of immediately available funds to the account or accounts specified by the Indemnified Parties. To the extent appropriate, payments for indemnifiable damages made pursuant to
         Section 11 of the Agreement will be treated as adjustments to the Purchase Price.

                  (c) In the event an Indemnity Claim results from or arises in connection with any Underlying Claim or legal proceedings by a third party, the Indemnifying Parties shall have fifteen (15) calendar days following receipt of the Notice to send a Notice to the Indemnified Parties of their election to, at their sole cost and expense, assume the defense of any such Underlying Claim or legal proceeding; provided that such Notice of election shall contain a confirmation by the Indemnifying Parties of their obligation to hold harmless the Indemnified Parties with respect to damages arising from such Underlying Claim. The failure by the Indemnifying Parties to elect to assume the defense of any such Underlying Claim within such fifteen
         (15) day period shall entitle the Indemnified Parties to undertake control of the defense of the Underlying Claim on behalf of and for the account and risk of the Indemnifying Parties in such manner as the Indemnified Parties may deem appropriate, including, but not limited to, settling the Underlying Claim. However, the parties controlling the defense of the Underlying Claim shall not settle or compromise such Underlying Claim without the prior written consent of the other parties, which consent shall not be unreasonably withheld or delayed. The non-controlling parties shall be entitled to participate in (but not control) the defense of any such action, with their own counsel and at their own expense.

                  (d) The Indemnifying Parties and the Indemnified Parties will cooperate reasonably, fully and in good faith with each other, at the sole expense of the Indemnifying Parties, in connection with the defense, compromise or settlement of any Underlying Claim including, without limitation, by making available to the other parties all pertinent information and witnesses within their reasonable control.

12.      INJUNCTIVE RELIEF.
         -----------------

         12.1 DAMAGES INADEQUATE. Each party acknowledges that it would be impossible to measure in money the damages to the other party if there is a failure to comply with any covenants and provisions of this Agreement, and agrees that in the event of any breach of any covenant or provision, the other party to this Agreement will not have an adequate remedy at law.

         12.2 INJUNCTIVE RELIEF. It is therefore agreed that the other party to this Agreement who is entitled to the benefit of the covenants and provisions of this Agreement which have been breached, in addition to any other rights or remedies which they may have, will be entitled to immediate injunctive relief to enforce such covenants and provisions, and that in the event that any such action or proceeding is brought in equity to enforce them, the defaulting or breaching party will not urge a defense that there is an adequate remedy at law.

13.      FURTHER ASSURANCES.
         ------------------

         Following the Closing, Seller shall furnish to Buyer such instruments and other documents as Buyer may reasonably request for the purpose of carrying out or evidencing the transactions contemplated hereby.

14.      FEES AND EXPENSES.
         -----------------

         Each party hereto shall pay all fees, costs and expenses that it incurs in connection with the negotiation and preparation of this Agreement and in carrying out the transactions contemplated hereby (including, without limitation, all fees and expenses of its counsel and accountant).

15.      WAIVERS.
         -------

         If any party at any time waives any rights hereunder resulting from any breach by the other party of any of the provisions of this Agreement, such waiver is not to be construed as a continuing waiver of other breaches of the same or other provisions of this Agreement. Resort to any remedies referred to herein will not be construed as a waiver of any other rights and remedies to which such party is entitled under this Agreement or otherwise.

16.      SUCCESSORS AND ASSIGNS.
         ----------------------

         Each covenant and  representation  of this  Agreement will inure to the
benefit  of  and  be  binding   upon  each  of  the  parties,   their   personal
representatives, assigns and other successors in interest.

17.      ENTIRE AND SOLE AGREEMENT.
         -------------------------

         This Agreement constitutes the entire agreement between the parties and supersedes all other agreements, representations, warranties, statements, promises and undertakings, whether oral or written, with respect to the subject matter of this Agreement. This Agreement may be modified or amended only by a written agreement signed by the parties against whom the amendment is sought to be enforced. The parties acknowledge that as of the execution of this Agreement, that certain Letter of Intent among certain of the parties dated October 4, 2006 will be terminated and be of no further force or effect.

18.      GOVERNING LAW.
         -------------

         This Agreement will be governed by the laws of California without giving effect to applicable conflict of laws provisions. With respect to any litigation arising out of or relating to this Agreement, each party agrees that it will be filed in and heard by the state or federal courts with jurisdiction to hear such suits located in Los Angeles County, California.

19.      COUNTERPARTS.
         ------------

         This Agreement may be executed simultaneously in any number of counterparts, each of which counterparts will be deemed to be an original, and such counterparts will constitute but one and the same instrument.

20.      ASSIGNMENT.
         ----------

         Except in the case of an affiliate of the Buyer, this Agreement may not be assignable by any party without prior written consent of the other parties.

21.      REMEDIES.
         --------

         Except as otherwise expressly provided herein, none of the remedies set forth in this Agreement are intended to be exclusive, and each party will have all other remedies now or hereafter existing at law, in equity, by statute or otherwise. The election of any one or more remedies will not constitute a waiver of the right to pursue other available remedies.

22.      SECTION HEADINGS.
         ----------------

         The section headings in this Agreement are included for convenience only, are not a part of this Agreement and will not be used in construing it.

23.      SEVERABILITY.
         ------------

         In the event that any provision or any part of this Agreement is held to be illegal, invalid or unenforceable, such illegality, invalidity or unenforceability will not affect the validity or enforceability of any other provision or part of this Agreement.

24.      NOTICES.
         -------

         Each notice or other communication hereunder must be in writing and will be deemed to have been duly given on the earlier of (i) the date on which such notice or other communication is actually received by the intended recipient thereof, or (ii) the date five (5) days after the date such notice or other communication is mailed by registered or certified mail (postage prepaid) to the intended recipient at the following address (or at such other address as the intended recipient will have specified in a written notice given to the other parties hereto):

                  IF TO NPS:

                  National Professional Services, Inc.
                  P.O Box 5781
                  Salem, Oregon 97304

                  Telephone: 503.363.1863
                  Facsimile:

                  IF TO SELLER:

                  Rick LaPierre                  AND TO:  Dennis Ragain
                  1700 Pass-A-Grille Way,.                P.O. Box 5781
                  St. Petersburg, Florida., 33706         Salem, Oregon 97304

                  Telephone: 617.947.0674                 Telephone:503.363.1863
                  Facsimile:  727.367.5969                Facsimile:503.922.0876

                  IF TO BUYER:

                  Environmental Service Professionals, Inc.
                  1111 Tahquitz Canyon Way, Suite 110
                  Palm Springs, California 92262
                  Attention:  Ed Torres, Chief Executive Officer

                  Telephone: (760) 327-5284
                  Facsimile: (760) 327-5630

25.      PUBLICITY.
         ---------

         Except as may be required in order for a party to comply with applicable laws, rules, or regulations or to enable a party to comply with this Agreement, or necessary for the Buyer to prepare and disseminate any private or public placements of its securities or to communicate with its shareholders, no press release, notice to any third party or other publicity concerning the transactions contemplated by this Agreement will be issued, given or otherwise disseminated without the prior approval of each of the parties hereto; provided, however, that such approval will not be unreasonably withheld.

         IN WITNESS WHEREOF, this Agreement has been entered into as of the date first above written.

NPS:                      NATIONAL PROFESSIONAL SERVICES INC.,
                          a Delaware corporation

                          By:/s/ Dennis Ragain
                             ------------------------------------
                             Dennis Ragain, President


LAPIERRE/SELLER:          /s/ Rick LaPierre
                          ------------------------------------------------------
                                 Rick LaPierre, Individually

RAGAIN/SELLER:            /s/ Dennis Ragain
                          ------------------------------------------------------
                                 Dennis Ragain, Individually

BEAUMONT/SELLER:                                                          *
                          ------------------------------------------------------
                                 Gerry Beaumont, Individually

TAYLOR/SELLER:                                                            *
                          ------------------------------------------------------
                                 Gene Taylor, Individually

SILER/SELLER:                                                             *
                          ------------------------------------------------------
                                 Bradley Siler, Individually

GOLDSTEIN/SELLER:                                                         *
                          ------------------------------------------------------
                                 Jay R. Goldstein, Individually


*BY /s/ Dennis Ragain
    _________________________________________________
         DENNIS RAGAIN, AS ATTORNEY-IN-FACT FOR
         BEAUMONT, TAYLOR, SILER AND GOLDSTEIN


COMPANY/BUYER:            ENVIRONMENTAL SERVICE PROFESSIONALS, INC.,
                          a Nevada corporation

                          By: /s/ Edward Torres
                             ---------------------------------------------------
                                 Edward Torres, Chief Executive Officer